Note 4 - Intangible Property	6 Months Ended
Feb. 28, 2015
Notes
Note 4 - Intangible Property

Note 4 – Intangible Property

The Company has acquired intangible property in patents, patents pending and goodwill.  The patents are being amortized over their expected lives of not more than seventeen ye ars.  The restrictive covenants were fully amortized as of August 31, 2013.  Those patent costs allocated to pending patents do not begin amortizing until the underlying patent is issued.  If for some reason a patent is not issued the costs associated with the acquisition and the continuation of the application are fully amortized in the year of the denial.  The balances as of  February 28, 2015, and  August 31, 2014 are as follows:

	February 28, 2015	August 31,2014
Patents	$ 109,092	$ 109,092
Purchased Patents	1,467,500	1,467,500
Goodwill	5,000	5,000
Less Amortization	(207600.00)	(170619.00)
	$ 1,373,992	$ 1,410,973